Compass EMP Conservative to Moderate Fund

Compass EMP Long-Term Growth Fund

each a series of Catalyst Funds

Supplement Dated May 28, 2009

to Prospectus Dated December 31, 2008

The Board of Trustees of Catalyst Funds has concluded, based on the recommendation of the investment advisor (Compass Advisory Group, LLC) to both the Compass EMP Conservative to Moderate Fund and the Compass EMP Long-Term Growth Fund (each a "Fund" and together the "Funds"), that it is in the best interests of the Funds and their shareholders to (1) reduce each Fund's Redemption Fee from 2.00% to 1.00% and (2) shorten the holding period during which the Redemption Fee applies from 90 days to 60 days.  These changes are effective on June 1, 2009.

Consequently, the Funds' prospectus is revised as follows:

The tables entitled FEES AND EXPENSES OF THE FUNDS are deleted in their entirety and replaced with the following:

FEES AND EXPENSES OF THE FUNDS

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

	Compass EMP Conservative to Moderate Fund		Compass EMP Long-Term Growth Fund
Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class A	Class C
Maximum Sales Charge (Load)	5.75%	0.00%	5.75%	0.00%
Maximum Sales Charge (Load) Imposed on Purchases	5.75%	0.00%	5.75%	0.00%
Maximum Deferred Sales Charge (Load) [1]	1.00%	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None	None	None
Redemption Fee[2]	1.00%	1.00%	1.00%	1.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees	0.50%	0.50%	0.80%	0.80%
Distribution (12b-1) Fees	0.25%	1.00%	0.25%	1.00%
Other Expenses	0.51%	0.51%	0.51%	0.51%
Acquired (Underlying) Fund Fees and Expenses[3]	0.45%	0.45%	0.45%	0.45%
Total Annual Fund Operating Expenses	1.71%	2.46%	2.01%	2.76%
Fee Waivers and Expense Reimbursement[4]	-0.11%	-0.11%	-0.11%	-0.11%
Net Expenses (after expense reimbursement)[4]	1.60%	2.35%	1.90%	2.65%

1 In the case of investments in Class A shares made at or above the $1 million breakpoint (where you do not pay an initial sales charge), you may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

2 The Funds are intended for long-term investors.  To discourage short-term trading and market timing, which can increase the Funds' expenses, the Funds typically charge a fee of 1.00% of the redemption proceeds on shares redeemed within 60 calendar days after they are purchased.  A $15 fee may be charged for redemptions made by wire.

3 Acquired (Underlying) Fund Fees and Other Expenses are based on estimated amounts for each Fund’s current fiscal year due to the fact that the Funds have not yet commenced operations as of the date of this prospectus.  The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the applicable Fund's financial statements or financial highlights because they include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Underlying Funds.

4 The Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds, and extraordinary expenses) at 1.15% for Class A shares and 1.90% for Class C shares of the Conservative to Moderate Fund, and 1.45% for Class A shares and 2.20% for Class C shares of the Long-Term Growth Fund, through June 30, 2009.  Each waiver or reimbursement by the Advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board of Trustees.

The paragraph entitled Redemption Fee and CDSC is deleted in its entirety and replaced with the following:

Redemption Fee and CDSC.  The Funds charge a 1.00% redemption fee on Fund shares redeemed within 60 days of purchase.  Shareholders in either Fund who purchased $1 million or more Class A shares and did not pay a front-end sales charge may be assessed a 1.00% CDSC on shares redeemed less than 18 months after the date of their purchase.

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This Supplement and the existing Prospectus dated December 31, 2008, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated December 31, 2008 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-888-944-4367.